Fifth Third Bank | All Rights Reserved 1Q16 Earnings Presentation April 21, 2016 Refer to earnings release dated April 21, 2016 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business.
They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,”
“estimate,”
“forecast,”
“projected,”
“intends
to,”
or
may
include
other
similar
words
or
phrases
such
as
“believes,”
“plans,”
“trend,”
“objective,”
“continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set
forth
in
our
most
recent
Annual
Report
on
Form
10-K
as
updated
from
time
to
time
by
our
Quarterly
Reports
on
Form
10-Q.
When
considering
these
forward-looking
statements,
you
should
keep
in
mind
these
risks
and
uncertainties,
as
well
as
any
cautionary
statements
we
may
make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and the economy weaken and become less favorable than expected, particularly in the real estate market, either nationally or in the states in which Fifth Third, one or more acquired
entities
and/or
the
combined
company
do
business;
(2)
deteriorating
credit
quality;
(3)
political
developments,
wars
or
other
hostilities
may
disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins;
(5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit
Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the
Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14)
ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel;
(17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third;
(19)
effects
of
accounting
or
financial
results
of
one
or
more
acquired
entities;
(20)
difficulties
from
Fifth
Third’s
investment
in,
relationship
with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired
timeframes,
if
at
all;
(24)
ability
to
secure
confidential
information
and
deliver
products
and
services
through
the
use
of
computer
systems
and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You
should
refer
to
our
periodic
and
current
reports
filed
with
the
Securities
and
Exchange
Commission,
or
“SEC,”
for
further
information
on
other
factors,
which
could
cause
actual
results
to
be
significantly
different
from
those
expressed
or
implied
by
these
forward-looking
statements.

Fifth Third Bank | All Rights Reserved
•
Strong NII and NIM; continued benefit from steady
interest rate risk management strategy
•
Solid fee income despite market volatility
•
Strong corporate banking activity
•
Tightly controlled operational expenses
•
Executed on defined strategies
•
Credit quality excluding energy in line; monitoring
energy portfolio closely
First Quarter 2016 Highlights
Earnings Per
Share
Reported $0.40
•Included $0.03 net benefit from certain
items*
Net Income to
Common
$312 million
LCR
118%
*1Q16 certain items detailed on page 4 of this presentation

Fifth Third Bank | All Rights Reserved
1Q16 in review
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix
Significant pre-tax items in 1Q16 results
($0.03
positive
after-tax
EPS
impact):
—
$47MM pre-tax (~$31MM after-tax) positive
valuation
adjustment
on
the
Vantiv
warrant
—
$8MM pre-tax (~$5MM after-tax) gain on
sale on St. Louis branches
—
($14MM) pre-tax (~$9MM after-tax)
voluntary early retirement expense
Core businesses showed seasonal trends
—
Strong corporate banking activity offset
seasonal impacts
Credit trends
—
NCO
ratio
of
42
bps;
1
bp
increase
YoY
and 8 bps QoQ
—
NPA ratio of 88 bps; up 18 bps sequentially
—
Primarily due to deterioration in
RBL (reserve-based lending)
energy loans
—
Reserve on energy portfolio of 6.20% up
from 4.75% in 4Q15
($ in millions)
1Q16
Seq.
YOY
Average Balances
Total
loans
&
leases
$93,275
($319)
$2,767
Core deposits
$98,715
($1,013)
$521
Income Statement Data
Net interest income (taxable equivalent)
$909
1%
7%
Provision for loan and lease losses
119
31%
72%
Non-interest income
637
(42%)
1%
Non-interest expense
986
2%
7%
Net income attributable to Bancorp
$327
(50%)
(9%)
Net income available to common
shareholders
$312
(51%)
(10%)
Financial Ratios
Earnings per share, diluted
0.40
(49%)
(5%)
Net interest margin
2.91%
6bps
5bps
Efficiency ratio
63.8%
1580bps
150bps
Return on average assets
0.93%
(90bps)
(13bps)
Return on average common equity
8.3%
(890bps)
(140bps)
Return
on
average
tangible
common
equity
9.9%
(1070bps)
(180bps)
Tangible
book
value
per
share
$    16.32
6%
10%
1
2
2

FIFTH THIRD BANK

Avg +9% YoY

Avg +3% YoY

Core +1% YoY; Transaction +1% YoY

®

Fifth Third Bank | All Rights Reserved
Balance sheet
Loan balances ($B)
•
Average commercial loans flat
sequentially; up 5% year-over-year
–
EOP C&I growth 3% sequentially
–
Year-over-year growth driven by:
C&I and commercial construction
–
Commodity broker balances of
$241MM; down 48% from peak
•
Average consumer loans down  1%
sequentially; up 1% year-over-year
–
Sold $158MM of consumer loans in
connection with St. Louis branches
•
Average transaction deposits down
$1.0B sequentially, driven by seasonal
declines primarily in commercial
demand deposit accounts
–
Sold $219MM of core deposits with
St. Louis branches
•
Average loan to core deposit ratio of
94%
•
LCR of 118% at 1Q16
Average core deposit balances ($B)
$98.7
$98.2
Average securities and short-term
investments ($B)
•
Average securities up $6.5B year-over-
year driven by:
–
LCR requirement additions
–
Positioning to maintain balanced
interest rate exposures
–
Securities portfolio / total assets of
21.3%; 19.2% in 1Q15
$30.1
$31.3
$29.0
$30.6
Note: Numbers may not sum due to rounding.
$31.6
$90.5
$92.2
$93.4
$93.6
$93.3
70
75
80
85
90
95
1Q15
2Q15
3Q15
4Q15
1Q16
$94.2
$96.5
$94.7
$95.7
$94.7
92%
92%
95%
94%
94%
80%
85%
90%
95%
100%
65
70
75
80
85
90
95
100
1Q15
2Q15
3Q15
4Q15
1Q16
Transaction deposits
Other time deposits
Loan to core deposit ratio
$23.2
$27.4
$28.3
$29.0
$29.7
0
5
10
15
20
25
30
1Q15
2Q15
3Q15
4Q15
1Q16
Average securities
Short-term investments

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
•
Sequential comparisons:
–
NII and NIM increase primarily due to the December Fed funds rate increase
–
NII and NIM both negatively impacted by:
–
Loan yield compression from mix shift, lower consumer loan balances, and Fed stock dividend rate reduction
–
1 fewer day in 1Q16 vs. 4Q15 was a benefit to NIM, but a detriment to NII
•
Year-over-year comparisons:
–
NII increase driven by the impact of higher investment securities and loan balances
–
NIM increase primarily driven by lower year-over-year cash balances
$852
$892
$906
$904
$909
2.86%
2.90%
2.89%
2.85%
2.91%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
1Q15
2Q15
3Q15
4Q15
1Q16
Net Interest Income ($MM)
NIM

Fifth Third Bank | All Rights Reserved
Non-interest income
•
1Q16
reported
non-interest
income
impacted
by
Vantiv
warrant
valuation
adjustment
and
impact of branch sale
•
Sequential decrease in adjusted non-interest income overall reflected normal seasonal trends and the annual $31MM tax receivable payment recognized in 4Q15
–
Wealth management impacted by equity markets and lower brokerage activity
–
Strong corporate banking activity offset normal seasonality
Non-interest Income ($MM)
$566
$637
$591
$623
$578
$630
$556
$713
$1,104
$637
$0
$200
$400
$600
$800
$1,000
1Q15
2Q15
3Q15
4Q15
1Q16
Adjusted non-interest income
Reported non-interest income

Fifth Third Bank | All Rights Reserved
Non-interest expense
•
Adjusted expenses up 2% sequentially, primarily due to:
–
Seasonal increase in FICA and unemployment tax
–
Costs associated with the voluntary retirement program
•
Adjusted expenses up 6% YoY:
–
Up 5% excluding 1Q15 benefit from tax liability settlement
–
Year-over-year growth primarily due to higher risk and compliance compensation expense
Non-interest Expense ($MM)
Note: Provision for unfunded commitments was an expense of  $6MM in 1Q16, an expense of $4M in 4Q15, an expense of $2M in 3Q15, an expense of $2M in 2Q15,  and a benefit of $4M in
1Q15.
$916
$946
$939
$951
$971
$923
$947
$943
$963
$986
$750
$800
$850
$900
$950
$1,000
1Q15
2Q15
3Q15
4Q15
1Q16
Adjusted non-interest expense
Reported non-interest expense

Fifth Third Bank | All Rights Reserved
52
41
46
46
42
39
45
34
54
$0
$25
$50
$75
$100
$125
$150
$175
$200
1Q15
2Q15
3Q15
4Q15
1Q16
Consumer
Commercial
Credit quality overview
Net charge-offs ($MM)
$86
NCO ratio
0.41%
0.37%
0.80%
0.34%
$188
HFI Non-performing assets ($MM)
Reserve Coverage
$91
$80
Charge-off
related
to
restructuring
of
a
student
loan
backed
commercial
credit
originally
extended
in
2007
102
40
0.42%
$96
421
376
370
419
611
270
250
236
228
214
$0
$200
$400
$600
$800
$1,000
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial
Consumer
$825
NPA ratio   0.76%            0.67%             0.65%             0.70%             0.88%
$691
$626
$606
$647
•
1Q16 charge-offs up 8 bps from low levels in
4Q15
–
Includes $16MM increase in C&I loans
•
$9MM of 1Q16 charge-offs in OFS
(oil field services)
•
1Q16 portfolio NPA growth of $178MM
–
Primarily due to $168MM of energy loans,
predominantly RBL (reserve-based
lending)
•
1Q16 reserve of 1.38% up from 1.37% in 4Q15
1
$1,300
$1,293
$1,261
$1,272
$1,295
1.42%
1.39%
1.35%
1.37%
1.38%
$750
$850
$950
$1,050
$1,150
$1,250
$1,350
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
1Q15
2Q15
3Q15
4Q15
1Q16
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
1

Fifth Third Bank | All Rights Reserved
Energy Portfolio
$170
$443
$385
$722
$552
$294
$742
$232
$327
$105
$0
$100
$200
$300
$400
$500
$600
$700
$800
OFS
RBL
Oil & Gas
Midstream
Refining
Total Exposure ($MM)
Unfunded Commitments
Outstandings
•
Energy balances stable at $1.7B
–
Total unfunded commitments of $2.3B
•
76% of total energy loans outstanding are SNCs
•
$9.2MM charge-offs in OFS (oil field services)
•
$168MM increase in NPAs sequentially; predominantly RBL (reserve-based lending)
–
All RBLs current on interest and well-collateralized
•
Reserves of 6.20% of funded loans, up from 4.75% in 4Q15
•
41% of energy loans are criticized, up from 36% in 4Q15

Fifth Third Bank | All Rights Reserved
Commercial Real Estate Loans
•
Total CRE balance of $10.2B; 10.9% of total
portfolio loans
–
Total CRE balance of $17.4B at the end
of 2007; 22% of total portfolio loans
–
Peer group average is 13%
–
Balances flat over the past 5 years
•
Multi-family balances of $1.9B as of 1Q16
–
Multi-family construction book
geographically diverse
Non-owner Occupied Portfolio
Distribution ($MM)
2.56%
2.31%
2.32%
2.00%
1.87%
0.67%
0.51%
0.62%
0.26%
0.23%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial Mortgage
Commercial Construction
Residential
and Land
$4,513
Other
$6,242
2007
Residential
and Land
$462
Other
$6,044
1Q16
Apartment
Retail
Office
Industrial
Hospitality
Other
Owner Occupied
Non-Owner Occupied
$1,862
$648
$731
$918
$1,078
$1,043
$531
$851
$1,177
$1,453
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
1Q16 CRE Property Type Breakout
$3,786
$6,506
($MM)
1Q16 Commercial Real Estate NPAs

Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Represents Basel III common equity tier 1 ratio under the final capital rule, subject to phase-in periods. Fifth Third made a one-time permanent election to not include AOCI in common equity tier 1 capital in the March 31, 2015 regulatory filings.
3
EOP share impact of 12.4 MM for 4Q15 and 14.4MM for 1Q16; Average share impact of 11.0MM for 4Q15, 13.2MM for 1Q16 and 10.2MM for 2Q16
Tangible Book Value per share
Capital Actions
Avg. Diluted Shares Outstanding (MM)
Common Equity Tier 1 Ratio
(Basel III)
CET1 stable at 9.8%
Executed $240MM accelerated share repurchase
(ASR) transaction on March 1, 2016
—
March 1 –
retired 12.6MM shares
—
April 11 –
retired an additional 1.9MM
shares due to ASR completion
January 14 –
retired 1.8MM shares due to
completion of December 9, 2015 ASR
Sequential growth in TBV per share driven
primarily by an increase in AOCI
9.5%
9.4%
9.4%
9.8%
9.8%
0%
2%
4%
6%
8%
10%
1Q15
2Q15
3Q15
4Q15
1Q16
$14.85
$14.62
$15.18
$15.39
$16.32
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
$17.00
1Q15
2Q15
3Q15
4Q15
1Q16
819
813
805
794
778
750
760
770
780
790
800
810
820
830
1Q15
2Q15
3Q15
4Q15
1Q16
2
1
3

13 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
$497
$578
$553
$571
$510
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
1Q15
2Q15
3Q15
4Q15
1Q16
Adjusted PPNR
Reported PPNR
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
PPNR decreased 47% sequentially, reflecting :
–
$469MM net benefit in 4Q15 primarily
related to Vantiv
gains
Adjusted PPNR down 11% sequentially
–
Primarily due to the $31MM annual Vantiv
tax receivable payment recorded in 4Q15
PPNR reconciliation
Efficiency ratio
65.4%
62.3%
58.2%
48.0%
63.8%
64.9%
61.9%
62.7%
62.2%
1Q15
2Q15
3Q15
4Q15
1Q16
Efficiency Ratio
Adjusted Efficiency Ratio
65.3%
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
Income before income taxes (U.S. GAAP) (a)
$485
$417
$515
$949
$436
Add: Provision expense (U.S. GAAP) (b)
69
79
156
91
119
PPNR (a) + (b)
$554
$496
$671
$1,040
$554
Adjustments to remove (benefit) / detriment²:
In noninterest income:
Gain
on
sale
of
Vantiv
shares
-
-
-
(331)
-
Gain on Vantiv warrant actions
-
-
-
(89)
-
Vantiv TRA settlement payment
-
-
-
(49)
-
Vantiv warrant valuation
(70)
(14)
(130)
(21)
(47)
Gain on sale of certain branches
-
-
-
-
(8)
Branch and land valuation adjustments
-
97
-
-
-
Gain from sales of troubled debt restructurings
(37)
-
-
-
-
Impairment associated with aircraft leases
30
-
-
-
-
Valuation of 2009 Visa total return swap
17
2
8
10
(1)
Securities (gains) / losses
(4)
(4)
-
(1)
(3)
In
noninterest
expense:
Contribution to Fifth Third Foundation
4
-
-
10
-
Severance expense
1
2
3
2
15
Litigation reserve charges
2
(1)
(5)
-
-
Executive Retirements
-
-
6
-
-
Adjusted PPNR
$497
$578
$553
$571
$510

Fifth Third Bank | All Rights Reserved
2
1
Available and contingent borrowing capacity (1Q16):
–
FHLB ~$10.6B available, ~$14.2B total
–
Federal Reserve ~$23.5B
Holding company unsecured debt maturities ($MM)
Bank
unsecured
debt
maturities
($MM
–
excl.
Retail
Brokered CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
3%
1
$1B matured in 1Q16
2
$700MM matured in 1Q16
3
(Debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Holding Company:
Holding Company cash at 03/31/16: $2.3B
$1B maturity in January 2016, was pre-funded with the $1.1B Holding
Company issuance executed in 3Q15
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~26 months
Bank Entity:
Of the $2.5B maturing this year, $700MM matured in 1Q16. During the quarter the Bank issued $1.5B of long term debt, comprised of $750MM of senior debt and $750MM of sub debt
2016 Funding Plans:
Due to the Moody’s LGF methodology, we intend to replace all debt maturities this calendar year ($3.7B in total) in order to maintain our current senior debt ratings
$1.5B of the $3.7B was replaced in 1Q16
It is likely that most of this replacement funding will take place at the Bank Entity
Demand
25%
Interest
checking
18%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
Other
liabilities
3%
Equity
12%
L-T debt
2%
11%
$2,100
$650
$1,850
$1,600
$1,600
$0
$1,000
$2,000
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
Fifth Third Bank

Fifth Third Bank | All Rights Reserved
42%
39%
19%
Bancorp Investment Portfolio (BV)
Level 1
Level 2A
Non-HQLA
22%
30%
2%
6%
40%
EOP Consumer Loans
Home Equity
Auto
Other
Credit Card
Resi Mortgage & Construction
75%
12%
6%
7%
EOP Commercial Loans
Commercial & Industrial
Commercial Mortgage
Commercial Construction
Commercial Lease
Portfolio Compositions
Commercial:
Fixed:
$10.2B
1
Float:
$47.5B
1
•
1M Libor based: 68%
•
3M Libor based: 8%
•
Prime based: 5%
Weighted Avg. Life: 1.86 years
74% Float /
26% Fix
96% Float /
4% Fix
0% Float /
100% Fix
90% Float /
10% Fix
71% Float /
29% Fix
25% Float /
75% Fix
91% Float /
9% Fix
1% Float /
99% Fix
100% Float /
0% Fix
Investments:
52% allocation to bullet/locked-out
cash flow securities
Investment portfolio yield: 3.14%
Duration: 4.8 years
Net unrealized pre-tax gain: $1B
Portfolio Characteristics
0% Float /
100% Fix
0% Float /
100% Fix
17% Float /
83% Fix
Consumer:
Fixed:
$23.3B
1
Float:
$13.4B
1
•
Prime based: 25%
Weighted Avg. Life: 3.48 years
Avg. duration of Auto book: 1.33 years
1
Includes
HFS
Loans
&
Leases
1
1

Fifth Third Bank | All Rights Reserved
Interest Rate Risk Management
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
Well-positioned for rising rates
•
NII benefits from asset re-pricings in a rising rate environment
–
64% of total loans are floating rate (82% of commercial and 36% of consumer)
–
Investment portfolio duration less than 5 years
–
Short-term wholesale funding represents approximately 4% of total funding
–
Approximately $11B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200
bps Shock
Change in Interest Rates
+100
bps Shock
+200
bps Ramp
2.12%
6.98%
(4.00%)
+25 bps Shock
+100
bps Ramp
1.20%
4.27%
-
-25 bps Shock
-50 bps Ramp
(2.00%)
(2.67%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24 Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200
bps Ramp
1.84%
6.43%
2.40%
+200
bps Ramp
(1.11%)
0.52%
5.35%
13.44%
+100
bps Ramp
1.06%
3.99%
1.34%
+100
bps Ramp
(0.41%)
1.04%
2.82%
7.50%
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit
12
Months
13 to 24 Months
12
Months
13 to 24 Months
(12.00%)
(0.90%)
(6.00%)
(0.10%)
-
(0.06%)
(2.85%)
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
13 to 24 Months
7.54%
4.54%
-
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES

Fifth Third Bank | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
1Q15
2Q15
3Q15
4Q15
1Q16
367
$
325
$
287
$
286
$
341
$
Transfers to nonperforming
80
66
195
165
306
Transfers to performing
(1)
(3)
(2)
(3)
(3)
Transfers from held for sale
-
-
-
-
-
Transfers to held for sale
-
-
-
(12)
(3)
Loans sold from portfolio
(5)
(3)
(1)
(2)
(6)
Loan paydowns/payoffs
(62)
(44)
(46)
(37)
(39)
Transfers to OREO
(9)
(10)
-
(13)
(1)
Charge-offs
(45)
(49)
(149)
(46)
(60)
Draws/other extensions of credit
-
5
2
3
8
325
$
287
$
286
$
341
$
543
$
Consumer
1Q15
2Q15
3Q15
4Q15
1Q16
212
$
201
$
188
$
172
$
165
$
Transfers to nonperforming
54
55
55
56
55
Transfers to performing
(23)
(26)
(30)
(28)
(33)
Transfers from held for sale
5
-
-
-
-
Transfers to held for sale
-
-
(1)
-
-
Loans sold from portfolio
-
-
-
-
-
Loan paydowns/payoffs
(8)
(14)
(11)
(10)
(9)
Transfers to OREO
(17)
(10)
(11)
(9)
(6)
Charge-offs
(22)
(18)
(18)
(16)
(14)
Draws/other extensions of credit
-
-
-
-
-
201
$
188
$
172
$
165
$
158
$
Total NPL
526
$
475
$
458
$
506
$
701
$
Total new nonaccrual loans -
HFI
134
$
121
$
250
$
221
$
361
$
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

Fifth Third Bank | All Rights Reserved
Credit Trends
Residential Mortgage
Commercial & Industrial
Home Equity & Automobile
Commercial Real Estate
* Excludes loans held-for-sale.
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$42,052
$42,800
$42,948
$42,131
$43,433
Avg Loans*
$41,426
$42,550
$43,149
$43,154
$43,089
90+ days delinquent
$2
$2
$3
$7
$3
as % of loans
NM
NM
0.01%
0.02%
0.01%
NPAs*
$216
$193
$183
$272
$472
as % of loans
0.58%
0.45%
0.43%
0.65%
1.09%
Net charge-offs
$38
$34
$128
$30
$46
as % of loans
0.38%
0.32%
1.17%
0.28%
0.43%
C&I
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$7,209
$7,150
$7,061
$6,957
$6,864
Avg Loans*
$7,241
$7,148
$7,023
$7,032
$6,886
NPAs*
$186
$166
$165
$138
$126
as % of loans
2.56%
2.31%
2.34%
1.98%
1.84%
Net charge-offs
$1
$11
$11
$3
$6
as % of loans
0.05%
0.62%
0.66%
0.19%
0.35%
Commercial mortgage
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$2,302
$2,709
$3,101
$3,214
$3,428
Avg Loans*
$2,197
$2,549
$2,965
$3,141
$3,297
NPAs*
$16
$14
$19
$8
$8
as % of loans
0.67%
0.51%
0.61%
0.25%
0.23%
Net charge-offs
-
-
$3
-
-
as % of loans
(0.06%)
0.00%
0.43%
0.00%
(0.06%)
Commercial construction
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$12,569
$12,933
$13,392
$13,716
$13,895
Avg Loans*
$12,433
$12,831
$13,144
$13,504
$13,788
90+ days delinquent
$48
$43
$40
$40
$44
as % of loans
0.38%
0.33%
0.30%
0.29%
0.32%
NPAs*
$113
$101
$91
$86
$77
as % of loans
0.91%
0.78%
0.68%
0.63%
0.55%
Net charge-offs
$6
$5
$3
$3
$2
as % of loans
0.19%
0.16%
0.10%
0.08%
0.07%
Residential mortgage
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$8,714
$8,547
$8,427
$8,301
$8,112
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$14
$9
$9
$9
$8
as % of loans
0.61%
0.41%
0.42%
0.39%
0.36%
Home equity
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$11,873
$11,909
$11,826
$11,493
$11,128
90+ days delinquent
$7
$8
$8
$10
$8
as % of loans
0.06%
0.07%
0.07%
0.09%
0.07%
Net charge-offs
$8
$4
$7
$9
$9
as % of loans
0.28%
0.14%
0.23%
0.31%
0.32%
Automobile

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2016
2015
2015
2015
2015
Income before income taxes (U.S. GAAP)
435
949
515
417
485
Add:
Provision expense (U.S. GAAP)
119
91
156
79
69
Pre-provision net revenue
554
1,040
671
496
554
Net income available to common shareholders (U.S. GAAP)
312
634
366
292
346
Add:
Intangible amortization, net of tax
-
-
-
-
-
Tangible net income available to common shareholders
312
634
366
292
346
Tangible net income available to common shareholders (annualized) (a)
1,255
2,515
1,452
1,171
1,403
Average Bancorp shareholders' equity (U.S. GAAP)
16,376
15,982
15,815
15,841
15,820
Less:
Average preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Average goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Average intangible assets and other servicing rights
(12)
(13)
(14)
(15)
(15)
Average tangible common equity (b)
12,617
12,222
12,054
12,079
12,058
Total Bancorp shareholders' equity (U.S. GAAP)
16,323
15,839
15,826
15,605
15,864
Less:
Preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(12)
(13)
(13)
(14)
(15)
Tangible common equity, including unrealized gains / losses (c)
12,564
12,079
12,066
11,844
12,102
Less: Accumulated other comprehensive income
(684)
(197)
(522)
(291)
(588)
Tangible common equity, excluding unrealized gains / losses (d)
11,880
11,882
11,544
11,553
11,514
Total assets (U.S. GAAP)
142,430
141,048
141,883
141,628
140,437
Less:
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(12)
(13)
(13)
(14)
(15)
Tangible assets, including unrealized gains / losses (e)
140,002
138,619
139,454
139,198
138,006
Less: Accumulated other comprehensive income / loss, before tax
(1,052)
(303)
(803)
(448)
(905)
Tangible assets, excluding unrealized gains / losses (f)
138,950
138,316
138,651
138,750
137,101
Common shares outstanding (g)
770
785
795
810
815
Ratios:
Return on average tangible common equity (a) / (b)
9.9%
20.6%
12.0%
9.7%
11.7%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.55%
8.59%
8.33%
8.33%
8.40%
Tangible common equity (including unrealized gains/losses) (c) / (e)
8.97%
8.71%
8.65%
8.51%
8.77%
Tangible book value per share (c) / (g)
$16.32
$15.39
$15.18
$14.62
$14.85
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2016
2015
2015
2015
2015
Basel III Final Rule - Transitional to fully phased-in
CET 1 capital (transitional)
$11,914
$11,917
$11,574
$11,582
$11,543
Less: Adjustments to CET 1 capital from transitional to fully phased-in
(3)
(5)

(8)

(11)

(12)

(13)

CET 1 capital (fully phased-in) (c)
11,909

11,909

11,563

11,570

11,530

Risk-weighted assets (transitional)
121,432

121,290

123,148

122,986

121,310

Add: Adjustments to risk-weighted assets from transitional to fully phased-in
(4)
1,027

1,178

1,136

1,280

1,182

Risk-weighted assets (fully phased-in) (d)
$122,459
$122,468
$124,284
$124,266
$122,492
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (c) / (d)
9.72%
9.72%
9.30%
9.31%
9.41%
(1)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)
Primarily relates to higher risk-weighting for MSRs.
March
December
September
June
March
2016
2015
2015
2015
2015
Non-interest income excluding certain items
Non-interest income (U.S. GAAP)
$637
$1,104
$713
$556
$630
Gain on sale of Vantiv shares
-

(331)

-

-

-

Gain on Vantiv warrant actions
-

(89)

-

-

-

Vantiv TRA settlement payment
-

(49)

-

-

-

Vantiv warrant valuation
(47)

(21)

(130)

(14)

(70)

Gain on sale of certain branches
(8)

-

-

-

-

Branch and land valuation adjustments
-

-

-

97

-

Gain from sales of troubled debt restructurings
-

-

-

-

(37)

Impairment associated with aircraft leases
-

-

-

-

30

Valuation of 2009 Visa total return swap
(1)

10

8

2

17

Securities (gains) / losses
(3)

(1)

-

(4)

(4)

Adjusted non-interest income
$578
$623
$591
$637
$566
Non-interest expense excluding certain items
Non-interest expense (U.S. GAAP)
$986
$963
$943
$947
$923
Contribution for Fifth Third Foundation
-

(10)

-

-

(4)

Severance expense
(15)

(2)

(3)

(2)

(1)

Litigation reserve changes
-

-

5

1

(2)

Executive retirements
-

-

(6)

-

-

Adjusted non-interest expense
$971
$951
$939
$946
$916
For the Three Months Ended
For the Three Months Ended